Q1:26 Financial Results Conference Call April 29, 2026

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2026 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT® and CHORIOFIX randomized controlled trial enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN®, AMNIOFIX®, AMNIOEFFECT®, as well as Hydrelix, NovaForm®, and G4Derm® Plus driving Surgical growth; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2026 full-year revenue range and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office and Wound Care Center/Hospital Outpatient dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. | 2 |

Opening Remarks Joseph H. Capper, Chief Executive Officer | 3 |

Q1:26 Recap – Wound Volatility Overshadows Strong Surgical Performance

Net Sales
$59MM
(33%) vs. Q1:25

Surgical
13%
Growth vs. Q1:25

GAAP Net Loss
$11MM
vs. $7MM Net Income in Q1:25

Adj. Gross Margin[1]
72%

Adj. EBITDA[1]
($12MM)
(20%) margin

Net Cash
$142MM



Full Market Release of RegenKit® Wound Gel

G4Derm plus
Biomimetic Matrix

Hydrelix
Collagen Matrix

Began Selling New Surgical Products

MIMEDX

1) Adjusted Gross Margin and Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure.

| 4 |

Strategic Priority Focus on Continued Product Innovation & Diversification | 5 | Continuing to innovate and evolve our offering for Wound & Surgical Numerous opportunities and areas for expansion Driving higher growth in Surgical Achieving a more balanced business mix between Wound & Surgical

CMS Reform Causing Chaos for Wound Care Patients Thus Far in 2026

Payment Rate Changes

	2025	2026
HOPD & Wound Care Centers	~$1,800 bundled rate per visit	**$127.14/sq. cm.** fixed rate plus ~$750 application fee
Private Office & Associated Care Settings	ASP +6% plus ~$150 application fee	**$127.14/sq. cm.** fixed rate plus ~$150 application fee

LCDs
Withdrawn

WISeR
Implementation Stalling Utilization

MACs
Inconsistent Rule Enforcement

Market Implications YTD

- **Meaningful reduction in Medicare spend,** due to new payment rate significantly below prior levels and softer demand as providers and patients navigate the new framework.
- **Patient volume and larger wounds shifting from mobile and home-based care settings** back to HOPD & Wound Care Centers, which benefit from sizable application fee.
- **Significant opportunity to capture volume** across care settings as market disruption stabilizes over the balance of the year.

MIMEDX

LCDs = Local Coverage Determinations
WISeR = Wasteful and Inappropriate Service Reduction
MACs = Medicare Administrative Contractors

| 6 |

The Exciting Momentum in Surgical Continues! | 7 | Strong Continued Uptake Across Surgical Portfolio and Continuing to Bring Additional New Products to Market Recent Distribution Agreement Significantly Diversifies Our 510(k) Cleared Product Offering in Surgical

Supporting Our Customers & Diversifying Our Offering While Remaining Unmatched with Data

Growing Collection of Published Scientific Research

nature
Scientific Reports

Published study evaluated DHACM and LHACM allografts for their ability to regulate fibrotic processes as modeled in a physiologically relevant *in vitro* system.


BMC
Journal of Inflammation

Published study investigated the influence of MIMEDX DHACM and LHACM products on inflammatory response, which supports the healing cascade and tissue repair

Continuing to Build Clinical Efficacy & Expand Portfolio with 510(k)'s

EPIEFFECT
Randomized Controlled Trial Enrollment Nearly Complete

CHORIOFIX™
Randomized Controlled Trial Underway Soon

FDA
Plans to submit first two 510(k) applications for placental products in 2026

MIMEDX
| 8 |

Financial Results Doug Rice, Chief Financial Officer | 9 |

$32MM $36MM Q1:25 Q1:26 $56MM $23MM Q1:25 Q1:26 Q1:26 Net Sales Recap | 10 | Q1:26 Wound Q1:26 Surgical • Impact from Medicare reimbursement reform on Jan. 1, inconsistent behavior from MACs and WISeR rollout negatively impacted Wound in Q1:26 Highlights • AMNIOFIX, AMNIOEFFECT and particulate portfolio continue to see strong double-digit year-over-year growth Highlights $88MM $59MM Q1:25 Q1:26 Q1:26 Net Sales

Q1:26 P&L Summary 1) Adjusted Gross Margin, Adjusted EBITDA, Adjusted Net Income and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. | 11 | $7MM $10MM $17MM ($11MM) ($7MM) ($12MM) $72 $47MM $13 $3MM $42 $44MM $9 $4MM Q1:25 Q1:26 S&M Adj. EBITDA1GAAP Net Income R&D 53% 74% 4% 7% 8% (18%) 20% (20%) Adj. Net Income1 11% (11%) Gross Profit & Margin 81% 71% G&A 15% 16% Adj. Gross Margin1 84% 72% • Wound-related headwinds resulted in a net loss and a negative adjusted EBITDA in Q1:26 • Recent cost initiatives position us to reach breakeven for the full year NI & Adj. EBITDA • Q1:25 gross margin negatively impacted by product mix and the revised Wound reimbursement rates • Proportionally higher S&M expense driven by agent-related sales GM & Opex

Strong Balance Sheet Continues to Provide Meaningful Optionality | 12 | Quarterly Net Cash Balance ($ Millions) $86 $88 $100 $124 $148 $142 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 Share Buyback Established Continue to prioritize growth investments as primary use of capital, but intend to implement a program to repurchase shares as market conditions warrant Up to $100MM Authorized

2026 Outlook – Transition Year as Wound Market Re-Sets *2026 and Long-Term Outlooks provided as of April 29, 2026. Actual results may differ. | 13 | $260-290MM Approximately Breakeven 2026 Net Sales* 2026 Adj. EBITDA* Continue to expect to deliver low double-digit net sales growth and a 20%+ Adjusted EBITDA margin long term

Closing Remarks, Q&A | 14 |

THANK YOU MIMEDX 1775 West Oak Commons Ct. Marietta, GA 30062 888.543.1917 | 770.651.9100 | 15 |

Appendix | 16 |

Adjusted EBITDA - QTD | 17 | Amounts (in millions) for the three months ended March 31, 2026 March 31, 2025 GAAP net (loss) income $ (10.9) $ 7.0 Strategic legal and regulatory expenses 4.6 1.6 Amortization of intangible assets 1.1 2.6 Depreciation expense 0.5 0.6 Transaction-related expenses 0.2 — Interest income, net (0.9) (0.5) Stock-based compensation expense (1.7) 4.3 Income tax provision (benefit) expense (4.5) 1.6 Adjusted EBITDA $ (11.6) $ 17.2 Adjusted EBITDA margin (19.7)% 19.6%

Adjusted Net Income and Adjusted EPS - QTD | 18 | Amounts (in millions) for the three months ended March 31, 2026 March 31, 2025 GAAP net (loss) income $ (10.9) $ 7.0 Strategic legal and regulatory expenses 4.6 1.6 Amortization of acquisition-related intangible assets 0.8 2.5 Transaction-related expenses 0.2 — Long-term expected effective tax rate adjustment (25%) (2.0) (1.6) Adjusted net income $ (7.4) $ 9.6 Weighted average common shares outstanding - adjusted (millions) 148.4 149.7 Adjusted earnings per share $ (0.05) $ 0.06

Adjusted Gross Profit and Adjusted Gross Profit Margin - QTD | 19 | Three Months Ended Amounts (in millions) March 31, 2026 March 31, 2025 GAAP gross profit $ 41.6 $ 71.6 Amortization of acquisition-related intangible assets 0.8 2.5 Adjusted Gross Profit $ 42.4 $ 74.1 Adjusted Gross Profit Margin 71.9% 84.0%

Free Cash Flow - QTD | 20 | Three months ended Amounts in millions March 31, 2026 March 31, 2025 Cash flows from operating activities $ 1.9 $ 5.3 Purchases of equipment (0.6) (0.4) Free Cash Flow $ 1.3 $ 4.9